UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     King Pharmaceuticals, Inc., a Tennessee corporation, announced on March 12, 2004 that on March 9, 2004, it received a copy of a letter from the U.S. Food and Drug Administration (“FDA”) to all Abbreviated New Drug Application (“ANDA”) applicants for a generic equivalent to King’s approved product Skelaxin® 400 mg (metaxalone). The letter stated that ANDA applicants may delete the use listed in the FDA’s publication entitled “Approved Drug Products with Therapeutic Equivalence Evaluations” (commonly known as the “Orange Book”) for U.S. Patent No. 6,407,128 from their product labeling. Skelaxin® is a muscle relaxant, indicated for the relief of discomforts associated with acute, painful musculoskeletal conditions. On March 12, 2004, King issued a press release regarding the announcement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibits:

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated March 12, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 15, 2004

KING PHARMACEUTICALS, INC.

By: /s/ James R. Lattanzi
James R. Lattanzi Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated March 12, 2004.